Exhibit 99.1

PRESS RELEASE

AEON Biopharma and Priveterra Acquisition Corp. Announce Additional Capital Commitment from Existing Investors for at Least $20 Million

IRVINE, Calif., January 10, 2023 – AEON Biopharma, Inc. (“AEON” or the “Company”), a clinical-stage biopharmaceutical company focused on developing a proprietary botulinum toxin complex for the treatment of multiple debilitating medical conditions, and Priveterra Acquisition Corp. (Nasdaq: PMGM) (“Priveterra”), a special purpose acquisition company, today announced that at least $20 million in additional funding has been committed by existing AEON investors.

The commitments have been delivered in connection with the proposed business combination between AEON and Priveterra announced on December 13, 2022, and represent nearly half of the minimum cash requirement for the proposed transaction. The terms of the commitments provide for the issued security to be exchanged or converted into Class A common stock of the combined company upon completion of the proposed transaction, which is subject to the satisfaction or waiver of customary closing conditions and is expected to fund concurrent with or immediately prior to the closing of the proposed business combination.

“We believe AEON has a clear path to commercialization with a significantly de-risked technology that is already being used in the market, bypassing the traditional step of seeking external scientific and clinical validation from investors at the crossover stage,” said Rick Taketa, director of AEON Biopharma. “AEON’s underlying product candidate is the same 900 kDa botulinum toxin currently approved and marketed for aesthetic indications in the U.S., Canada and the European Union. Furthermore, it has a proprietary injection paradigm with a well de-risked regulatory pathway, established and compliant manufacturing facilities, and a differentiated business model for commercialization of its intended therapeutic indications. We believe the Priveterra team is a great partner for AEON as the parties are fundamentally aligned and driven by the operating success of AEON, guided by our highly capable management team. Backed by strong fundamentals, we believe we are well positioned for success as a public company.”

“The additional commitment of at least $20 million by existing AEON investors further solidifies our capital position as we seek to advance the development of ABP-450 for patients with debilitating medical conditions, such as migraines,” said Marc Forth, CEO and President of AEON Biopharma. “We look forward to a successful transaction with Priveterra in the public setting as they have a clear understanding of our business and have an established track record of creating value in the life sciences. We are grateful for the continued support of our investors who to date have invested a total of approximately $132 million to pursue therapeutic indications and who recognize the opportunity provided by our clinical development strategy and the unique value proposition we believe we can offer patients, physicians, payors and investors.”

To learn more about AEON and the development of its uniquely positioned therapeutic neurotoxin, visit www.aeonbiopharma.com.

PRESS RELEASE

About AEON Biopharma

AEON is a clinical stage biopharmaceutical company focused on developing its proprietary botulinum toxin complex, ABP-450 (prabotulinumtoxinA) injection, or ABP-450, for debilitating medical conditions, with an initial focus on the neurosciences market. AEON recently completed a Phase 2 study of ABP-450 for the treatment of cervical dystonia and has an ongoing Phase 2 study of ABP-450 for the treatment of both chronic and episodic migraine. ABP-450 is the same botulinum toxin complex that is currently approved and marketed for aesthetic indications by Evolus under the name Jeuveau. ABP-450 is manufactured by Daewoong in compliance with current Good Manufacturing Practice, or cGMP, in a facility that has been approved by the U.S. Food and Drug Administration, or the FDA, Health Canada and European Medicines Agency, or EMA. AEON has exclusive development and distribution rights for therapeutic indications of ABP-450 in the United States, Canada, the European Union, the United Kingdom, and certain other international territories. The company built a highly experienced management team with specific experience in biopharmaceutical and botulinum toxin development and commercialization.

Proposed Transaction with Priveterra Acquisition Corp.

On December 13, 2022, AEON and Priveterra announced entering into a definitive business combination agreement relating to a business combination that would result in AEON becoming a public company upon the closing of the proposed transaction. The Boards of Directors of both AEON and Priveterra have approved the proposed transaction, which is expected to close in the first half of 2023, subject to approval by Priveterra’s stockholders and the satisfaction or waiver of certain other customary closing conditions. In connection with the proposed transaction, Priveterra filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”) on December 27, 2022.

About Priveterra Acquisition Corp.

Priveterra Acquisition Corp. (NASDAQ: PMGM) is a blank-check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more businesses in life sciences. Priveterra is sponsored by Robert Palmisano and Priveterra Capital, LLC.

Important Information About the Proposed Transaction and Where to Find It

This document relates to a proposed transaction between AEON and Priveterra. This document does not contain all the information that should be considered concerning the proposed transaction and is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction.

Priveterra has filed a registration statement on Form S-4 which includes Priveterra’s preliminary proxy statement and preliminary prospectus. When available, the definitive proxy statement/prospectus will be sent to all Priveterra stockholders. Priveterra also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Priveterra are urged to read the definitive proxy statement/prospectus and all other relevant documents filed with the SEC in connection with the proposed transaction as they become available, because these materials will contain important information about the proposed transaction.

PRESS RELEASE

Investors and security holders will be able to obtain free copies of the definitive proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Priveterra through the website maintained by the SEC at www.sec.gov.

Participants in the Solicitation

Priveterra and AEON and their respective directors and officers may be deemed to be participants in the solicitation of proxies from Priveterra’s stockholders in connection with the proposed transaction. Information about Priveterra’s directors and executive officers and their ownership of Priveterra’s securities is set forth in Priveterra’s filings with the SEC, including the registration statement on Form S-4 filed with the SEC on December 27, 2022 by Priveterra, which includes the proxy statement/prospectus of Priveterra for the proposed transaction. To the extent that holdings of Priveterra’s securities have changed since the amounts disclosed in the registration statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC or later amendments to the registration statement. Additional information regarding the interests of Priveterra’s and AEON’s respective directors and officers and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This document shall not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

PRESS RELEASE

Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between AEON and Priveterra, including statements regarding the benefits of the proposed transaction, the anticipated timing of the proposed transaction, the products developed by AEON and the markets in which it operates, any statements about current or planned clinical trials or related milestones, any statements of expectation or belief regarding future events, potential markets, market size, or technology developments, AEON’s projected future results, and any statements of assumptions underlying any of the items mentioned. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Priveterra’s securities, (ii) the risk that the transaction may not be completed by Priveterra’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Priveterra, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the shareholders of Priveterra and AEON, the satisfaction of the minimum trust account amount following redemptions by Priveterra’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the business combination agreement, (vi) the effect of the announcement or pendency of the transaction on AEON’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of AEON and potential difficulties in AEON employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against AEON or against Priveterra related to the business combination agreement or the proposed transaction, (ix) the ability to maintain the listing of Priveterra’s securities on the NASDAQ Exchange, (x) volatility in the price of Priveterra’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which AEON plans to operate, variations in performance across competitors, changes in laws and regulations affecting AEON’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns in the highly competitive pharmaceutical industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 and proxy statement/prospectus referenced above and other documents filed by Priveterra from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and AEON and Priveterra assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither AEON nor Priveterra gives any assurance that either AEON or Priveterra will achieve its expectations.

Contacts

Investor Contact:
Corey Davis, Ph.D.
LifeSci Advisors
+1 212 915 2577
cdavis@lifesciadvisors.com

Media Contact:
Harrison Wong
ICR Westwicke
203-682-8332
Harrison.Wong@westwicke.com

Source: AEON Biopharma; Priveterra Acquisition Corp.